                                                                    EXHIBIT 10.4

                              MASTER DEMAND NOTE

$    1,000,000.00                                                 April 25, 1997

FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), pursuant to pay to the order of CoreStates Bank, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of One Million -------------------------------00/100 DOLLARS in lawful money of the United
States, or, if less, the outstanding principal balance on all loans and advances made by Bank evidenced by this Note ("Loans"), plus interest. Said principal and interest shall be payable ON DEMAND

Interest shall accrue at a rate per annum which is at all times equal to 1% in excess of Bank's Prime Rate, such rate to change each time the Prime Rate changes, effective on and as of the date of the change.

INTEREST - Interest shall be calculated on the basis of a 360 day year and shall also be payable on demand and when the entire principal balance of this Note is paid to Bank. The term "Prime Rate" is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

BANK'S LOAN RECORDS - The actual amount due and owing from time to time under this Note shall be evidenced by Bank's books and records of receipts and disbursements hereunder. Bank shall set up and establish an account on the books of Bank in which will be recorded Loans evidenced hereby, payments on such Loans and other appropriate debits and credits as provided herein, including any Loans which represent reborrowings of amounts previously repaid. Bank shall also record, in accordance with other items properly chargeable to Borrower hereunder, and other appropriate debits and credits. Such books and records of Bank shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be manifestly erroneous;

NOTE NOT A COMMITMENT TO LEND - Borrower acknowledges and agrees that no provision hereof, and no course of dealing by Bank in connection herewith, shall be deemed to create or shall imply the existence of any commitment or obligation on the part of Bank to make Loans. Except as otherwise provided in a currently effective written agreement by Bank to make Loans, each Loan shall be made solely at Bank's discretion.

PREPAYMENT - Borrower may at its option prepay all or any portion of the principal balance of any Loans at any time without premium or penalty.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account and in all proceeds of any such personal property or deposit balances. Such liens and security interest shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or the indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

CONFESSION OF JUDGMENT - Borrower irrevocably authorizes and empowers any attorney or any clerk of any court of record to appear for and confess judgment against Borrower for such sums as are due and owing on this Note, with or without declaration, with costs of suit, without stay of execution and with an amount not to exceed the greater of fifteen percent (15%) of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Note, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Note. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified under regulations promulgated under the Flood Disaster Protection Act of 1973, as having special flood hazards if the community in which such area is located in participating in the National Flood Insurance Program. Any such exclusion shall not affect any lien upon property not so excluded.

DEMAND NOTE - This Note is and shall be construed as a "demand instrument" under the Uniform Commercial Code. Bank may demand payment of the indebtedness outstanding under this Note or any portion thereof at any time.

BANK REMEDIES - In the event that any payment hereunder is not made when due or demanded, bank may, immediately or any time thereafter, exercise any or all of its rights hereunder or under any agreement or otherwise under applicable law against Borrower, against any person liable, either absolutely or contingently, or payment of any indebtedness evidenced hereby, and in any collateral, and such rights may be exercised in any order and shall not be prejudiced by any delay in Bank's exercise thereof. At any time after such non-payment, Bank may, at its option and upon five days written notice to Borrower, begin accruing interest on this Note at a rate not to exceed five percent (5%) per annum in excess of the rate of interest provided for above on the unpaid principal balance hereof; provided, however, that no such interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable upon demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENTS AND PAYMENTS - The proceeds of any Loan may be credited by Bank to the deposit account of Borrower or disbursed in any other manner requested by Borrower and approved by Bank. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation) to charge any deposit account in borrower's name at Bank for any and all payments of principal, interest, or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest another sums payable hereunder, Borrower agrees to pay Bank on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's right and remedies hereunder.

REPRESENTATIONS BY BORROWER - In order to induce Bank to make loans, Borrower represents and warrants as follows: if Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the jurisdiction under whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance of this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors, and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, the execution, delivery and performance of Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement undertaking to which Borrower is a party or is otherwise bound, and that no consent or approval of any governmental authority or any third party is required in connection with the execution, delivery and performance of this Note. If this Note is secured by "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, borrower warrants that no Loan or portion thereof shall be used to purchase or carry margin stock, and that each Loan shall be used for the purpose or purposes indicated on the most recent Form FR U-1 executed by Borrower in connection with Loans made by Bank.

WAIVERS, ETC. - Borrower and each additional obligor on this Note waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No consent, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank. All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower, and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest, or against which it has right or setoff, or against any particular obligor. All representations, warranties an agreements herein are made jointly and severally by each Borrower. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other instrument shall not be deemed to have been extinguished hereby. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. In the event any due date specified or otherwise provided for in this Notre shall fall on a day which Bank is not open for business, such due ate shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during such period of postponement. This Note shall be binding upon each borrower and each additional Obligor and upon their personal representatives, heirs, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE -- IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY,ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STAT OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LEAVING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OR PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL -- EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.


Name of Corporation
or Partnership           Covalent Group, Inc.
______________________________________________________________________________

BY: /s/ WILLIAM K. ROBINSON              BY:
-------------------------------------    -------------------------------------
  (Signature of Authorized Signer)         (Signature of Authorized Signer)

  WILLIAM K. ROBINSON, CFO & DIRECTOR
------------------------------------------------------------------------------
        (Print or Type Name an                   (Print or Type Name and
         Title of Signer Above)                   Title of Signer Above)

                             INDIVIDUALS SIGN BELOW



________________________________________      ____________________________(Seal)
(Signature of Witness)                        (Signature of Individual Borrower)

________________________________________      ________________________________
(Print or Type Name of Above Witness)         (Print or Type Name or Borrower
                                               Signing Above)

________________________________________      ____________________________(Seal)
(Signature of Witness)                        (Signature of Individual Borrower)

________________________________________      ________________________________
(Print or Type Name of Above Witness)         (Print or Type Name of Borrower
                                               Signing Above)

                    CERTIFIED COPY OF BORROWER'S RESOLUTIONS
                         AND CERTIFICATE OF INCUMBENCY

TO:  CORESTATES BANK, N.A.

     I, the undersigned Secretary of Covalent Group, Inc., a Pennsylvania corporation (the "Corporation"), hereby certify that (check one) [X] at a meeting of the Board of Directors of the Corporation, duly called and held in accordance with its charter and by-laws on February 25, 1997, at which a quorum was present and voting throughout. [_] by unanimous written consent of the Board of Directors of the Corporation, dated _____________________, 19__, the following Resolutions were adopted in accordance with its charter, by-laws, and applicable law and that said Resolutions have not been altered, amended or rescinded and are now in full force and effect:

"RESOLVED:

1. That the President, Vice President, Treasurer, Secretary and _____________________ of this Corporation, or any one of them, are hereby authorized in the name and on behalf of this Corporation from time to time (1) to borrow money and to obtain credit from CoreStates Bank, N.A., a national banking association (the "Bank"), and to sell to or discount with said Bank any evidences of indebtedness and choses in action owned by this Corporation on such terms as may be required by said Bank: (2) to authorize and cause the issuance of letters of credit and the purchase or sale of exchange for future delivery by said Bank for the account of this Corporation, on such terms as may be required by said Bank: (3) to give said Bank one or more mortgage or other lien on any real property of this Corporation or one or more liens on or security interests in any personal property of this Corporation originally and in addition and in substitution to secure the payment and performance of this Corporation's obligations and liabilities of any nature to said Bank; and (4) in connection with the foregoing, to execute and deliver any instruments and/or agreements required by said Bank, including those authorizing confession of judgment and including those contained a provision authorizing said Bank to charge payments due on loans, advances, fees and other charges to a deposit account maintained by the Corporation with said Bank and such other terms and provisions as such officer(s) shall deem appropriate.

2. Any action heretofore taken by any officer of this Corporation with respect to any of the matters stated above is hereby ratified and confirmed.

3. That the Secretary is hereby directed to file with said Bank a certified copy of these Resolutions and a list of the persons, together with specimens of their signature, who are the present holders of the said offices, and that said Bank shall be entitled as against this Corporation to presume conclusively that the persons so certified as holding such offices continue respectively to hold the same until otherwise notified in writing by the Secretary.

4. That these Resolutions, insofar as said Bank is concerned , shall continue in full force and effect until receipt by said Bank of written notice from the Secretary of the changes, if any, therein."

     I hereby further certify that the above Resolutions do not conflict with the provisions of the Corporation's charter or its by-laws, and that the present holders of the offices referred to in the foregoing Resolutions and their specimen signatures are set forth below.

   WILLIAM K. ROBINSON          CFO & DIRECTOR      /s/ WILLIAM K. ROBINSON
------------------------  ------------------------  ------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Corporate Seal this 25th day of April, 1997.

(Affix Corporate Seal)                               /s/ DAVID WEITZ
                                        ----------------------------------------
                                                        SECRETARY

Note: The President or Vice-President must sign the following confirmation, if applicable:

I, _________________________________ of the above named Corporation, do hereby
     (NAME)         (TITLE)

certify that the Secretary of said Corporation is duly authorized to borrow and otherwise act as stated in the above Resolution No. 1 without other signature or countersignature, that is the present Secretary of the Corporation, and that the signature of said Secretary above is his or her true signature.

     IN WITNESS WHEREOF, I have hereunto set my hand this________day of_______, 19___.


                                             __________________________________
                                              (Signature and Title)


                        EXPLANATION AND WAIVER OF RIGHTS
                        REGARDING CONFESSION OF JUDGMENT
      1. On the date hereof, Covalent Group, Inc., a corporation (the "Obligor")
 is signing and delivering to CoreStates Bank, N.A. (the "Bank") a
[_] Promissory note in the principal sum of One Million--00/100 Dollars ($1,000,000);

[_] Guaranty of Obligations of_______________________________________________;

[X] Other Security Agreement
          -------------------------------------------------------------------;

(as the same may be renewed, modified, amended, extended, restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

          (a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

          (b) The Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

          (c) The Obligor is agreeing that the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

          (d) The Obligor may be giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state governmental to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation;

          (e) The Obligor may be immediately deprived of the use of any property that is seized by the bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized; and

          (f) If the Obligation is the Bank's printed form of Master Demand Note, Commercial Promissory Note or Security Agreement, or a Master Note Agreement prepared by the Bank, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligation.

     2. The Obligor knows and understands that it is the confession of judgement clause in the Obligation which give the Bank the right described in subparagraphs (a) through (f) of paragraph 1 above.

     3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

     4. The Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

     5. If the Obligor is an individual, the Obligor certifies that his/her annual income exceeds $10,000.00.

Dated this 25th day of April, 1997.

THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE OBLIGATION AND FULLY UNDERSTANDS ITS CONTENTS.

                             Covalent Group, Inc.
              ---------------------------------------------------
                       [Name of Corporation/Partnership]


By: /s/ WILLIAM K. ROBINSON             By:__________________________
-----------------------------------

WILLIAM K. ROBINSON, CFO & DIRECTOR
-----------------------------------     _____________________________
    (Print Name and Title)                   (Print Name and Title)



                     INDIVIDUALS OR PROPRIETORS SIGN BELOW


-------------------------------          ---------------------------------------
     (Witness Signature)                     (Signature of Individual Obligor)

-------------------------------          ---------------------------------------
     (Witness Signature)                     (Signature of Individual Obligor)

                               SECURITY AGREEMENT
                                   (ACCOUNTS)


THIS AGREEMENT is made this 25th day of April, 1997, between CoreStates Bank, N.A.*, a national banking association (the "Bank"), and Covalent Group, Inc. (the "Debtor").

1. DEFINITIONS. As used herein and in any separate agreement between the Bank and the Debtor in connection with this Agreement:
  (a) "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance including all rights to payment under a charter or other contract involving the use or hire of a vessel and all rights incident to such charter or contract.
  (b) "Qualified Account" means any Account meeting all the following specifications: (i) it is lawfully owned by the Debtor and subject to no lien, security interest or prior assignment, and the Debtor has the right of assignment thereof and the power to grant a security interest therein;
      (ii) it is a valid and enforceable Account, representing the undisputed indebtedness of an Account Debtor to the Debtor; (iii) it is not subject to any defense, set-off, counter-claim, credit, allowance or adjustment;
      (iv) no substantial part of any goods the sale of which ha given rise to the Account has been returned, rejected, lost or damaged; (v) if it arises from the sale of goods by the Debtor, such sale was an absolute sale and not on consignment or on approval or on a sale or return basis nor subject to any other purchase or return agreement, and such goods have been shipped to the Account Debtor; (vi) if it arises from the performance of services, such services have actually been performed; (vii) it arose in the ordinary course of the Debtor's business; (viii) no notice of the Bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Account Debtor has been received; (ix) the Account debtor is not a subsidiary or affiliate of the Debtor, does not control the Debtor, and is not under the control of or under common control with the Debtor; and (x) the Account meets such other specifications and requirements which may from time to time be established by the Bank.
  (c) "Account Debtor" means the Person who is obligated on an Account or General Intangible.
  (d) "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or a lease or specific goods.
  (e) "Collateral" means (i) all of the Debtor's Accounts now existing or hereafter arising; (ii) all of Debtor's General Intangibles, Chattel Paper and Instruments now existing or hereafter acquired or arising; (iii) all guarantees of the Debtor's existing and future Accounts and General Intangibles and all other security held by the Debtor for the payment or satisfaction thereof; (iv) the goods or the services the sale or lease or performance of which gave rise to any Account or General Intangible of the Debtor including any returned goods; (v) any balance or share belonging to the Debtor of any deposit, agency or other account with any bank and any other amounts which may be owing from time to time by any bank to the Debtor; (vi) all property of any nature whatsoever of the Debtor now or hereafter in the possession of or assigned or hypothecated to the Bank for any purpose; and (vii) all Proceeds of all of the foregoing, including all Proceeds of other Proceeds.
  (f) "Debtor" means the Person who executes this Agreement as such. The Debtor may be either a borrower from the Bank or a guarantor of the indebtedness of another to the Bank, and in either case is the Person obligated to pay the Liabilities secured hereby.
  (g) "Document of Title" means a bill of leading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.
  (h) "General Intangibles" means all personal property of every kind and description of Debtor other than goods, Accounts, Chattel Paper, Documents of Title, Instruments and money, and includes without limitation choses in action, books, records, customer lists, tax, insurance and other kinds of refunds, patents, trademarks, copyrights, trade names, plans, licenses and other rights in personal property.

  (i) "Instrument" means a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in ordinary course of business transferred by delivery with any necessary indorsement or assignment.
  (j) "Inventory" means tangible personal property held by the Debtor for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in the Debtor's business, and shall include tangible personal property returned to the Debtor by the purchaser following a sale thereof by the Debtor and tangible personal property represented by Documents of Title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.
  (k) "Liabilities" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Debtor to the Bank, whether absolute or contingent, direct or indirect and out of whatever transactions arising, and includes without limitation, all matured and unmatured indebtedness, obligations and liabilities of the Debtor under or in connection with existing and future loans and advances evidenced by promissory notes or otherwise, letters of credit, acceptances, all other extensions of credit, repurchase agreements, security agreements, mortgages, overdrafts, foreign exchange contracts and all other contracts for payment or performance, indemnities, and all indebtedness, obligations and liabilities under any guaranty or surety agreement, or as co-maker or co-obligor with any person for any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Debtor) under or in connection with any of the foregoing, and further including all such indebtedness, obligations and liabilities of the Debtor (i) to others which the Bank may have obtained by

18. NAME OF DEBTOR. The Debtor represents and warrants that the name of the Debtor shown on this Agreement is the correct, full legal name of the Debtor and that the Debtor has not at any time changed its name, identity or corporate structure, been the surviving corporation in a merger, acquired any other business, or engaged in business under an assumed name or trade name except as set forth below.



IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto under seal and intending to be legally bound on the day and year first above written.


                                                   CORESTATES BANK, N.A.
          Corporate Group Inc.
--------------------------------------------      By /s/ IRENE HANNAN
                                                    ----------------------------
 (Name of Corporate or Partnership Debtor)              (Signature)


By /s/ William K. Robinson                         IRENE HANNAN, CO.
  ------------------------------------------      ------------------------------
(Authorized Signature)                            (Print Name and Title)


William K. Robinson, CFO & Director
--------------------------------------------    Address 55 VALLEY STREAM PARKWAY
(Print Name and Title)                                 -------------------------
                                                          (Number, Street)

                                                         MALVERN, PA 19355
                                                  ------------------------------
                                                              (City)

____________________________________________(Seal)
(Signature of Individual Debtor)


____________________________________________
(Print Name of Individual Debtor)


____________________________________________
(Print Trade Style or Fictitious Name, if any)

                                   EQUIPMENT
                               SECURITY AGREEMENT

                            Made on 4/25/97 between
                            -----------------------
                                     [Date]

COVALENT GROUP, INC            1 Glenhardie Corporate Center, 1275 Drummers Lane, Wayne, PA 19087
-------------------------------------------------------------------------------------------------
(NAMES OF ALL DEBTORS)                 (CITY)                    (STATE)         (ZIP CODE)

(herein called "Debtor"), and CoreStates Bank, N.A.*, a national banking association (the "Bank"), 55 Valley Stream Parkway, Malevern PA 19355
                          ------------------------------------------------------
                                                        (STREET AND NO.)

_______________________, Pennsylvania (herein called "Bank"), said address
 (CITY)    (ZIP CODE)

being Bank's address at which information concerning Bank's security interest hereunder may be obtained.

     SECURITY INTEREST: In consideration of a loan or loans made or to be made by Bank, Debtor hereby grants to Bank a security interest in the following described property and all replacements and proceeds thereof, now owned or hereafter acquired, and all accessories, parts, equipment, attachments affixed to or used in connection therewith.

  DESCRIPTION OF PROPERTY           MAKE OR       SERIAL     MODEL NUMBER
(State whether new or used)      MANUFACTURER     NUMBER       OR YEAR

       All equipment and fixtures now owned or hereafter acquired by the Debtor and all replacements or substitutions thereof and all accessories, parts and equipment now and hereafter affixed thereto or used in connection therewith, together with proceeds thereof.

     all said property being hereinafter collectively called the "Collateral." Said security interest secures the payment of all existing and future liabilities whether absolute or contingent, of the Debtor to the Bank of any nature whatsoever and out of whatever transaction arising.

     APPLICATION OF LOAN: If the Collateral is being purchased with a loan being made by Bank of even date herewith, Debtor will apply the proceeds of said loan delivered to him in full or partial payment of such purchase price and for no other purposes, and Debtor hereby authorizes Bank to disburse the proceeds of said loan directly to the Seller of the Collateral.

     DEBTOR WARRANTS AND AGREES THAT:

               (i) The Collateral is used, or to be used, primarily in Debtor's business.

               (ii) The Collateral is located or will be located at:

                    [X]  the address stated after the name of the Debtor above

                    [_]  _____________________________________________________
                         (DESCRIBE REAL ESTATE IF ITEM (iii) - IF APPLICABLE)

               (iii)[_] The Collateral is affixed or is to be affixed to the real estate described in item (ii) above.

               (iv) The chief place of business of the Debtor is:

                    [X]  the address stated after the name of the Debtor above

                    [_]  ____________________________________________________

                                ADDITIONAL TERMS

A.   DEBTOR FURTHER REPRESENTS, WARRANTS AND AGREES:

     1. The Debtor has or will acquire absolute title to the Collateral free and clear of all liens, encumbrances and security interest except the security interest hereby given to the Bank and other rights, if any, of the Bank, and the Debtor will defend the Collateral against the claims and demands of all persons.
     2. The Debtor will not (a) permit any liens or security interests (other than the Bank's security interest) to attach to any of the Collateral;
        (b) permit any of the Collateral to be levied upon under any legal process; or (c) permit the Collateral to become a fixture unless this fact has been disclosed on the face hereof.
     3. Without the prior written consent of the Bank, the Debtor will not sell, exchange, lease or otherwise dispose of the Collateral or any of the Debtor's rights therein or under this Agreement.
     4. The Debtor will maintain the Collateral in good condition and repair, and will pay the cost or repairs to or maintenance of the same and will not permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement.
     5. The Debtor will insure the Collateral against such casualties as the Bank shall require in such forms and amounts and with such companies as shall be satisfactory to the Bank. All insurance policies shall include a Lender's loss payable clause in favor of the Bank, and such policies evidencing the same shall be furnished to the Bank. The Debtor hereby assigns to the Bank any return or unearned premiums which may be due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay the Bank any amounts so due. The Bank is hereby appointed the Debtor's attorney-in-fact to endorse any draft or check which may be payable to the Debtor in order to collect such return or unearned premiums or the proceeds of such insurance. Any balance of insurance proceeds remaining after payment in full of all amounts secured hereunder shall be paid to the Debtor.
     6. The Debtor will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of the Bank, and will permit the Bank to inspect the Collateral at any time. 7. The Debtor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by the Agreement. The Bank is hereby appointed the Debtor's attorney-in-fact to do, at the Bank's option and at the Debtor's expense, all acts and things which the Bank may deem necessary to perfect and continue perfected the security interest created by this Agreement and to protect the Collateral.
     8. If the Collateral includes a motor vehicle or any other type of property for which a certificate of title is issuable, the Debtor will join with the Bank in doing whatever may be necessary to have a statement of the security interest created by this Agreement noted on said certificate and will deposit said certificate with the Bank.
     9. If the Collateral is used or brought for use primarily for personal, family, or household purposes, or for farm purposes, the Debtor will immediately advise the Bank in writing of any change in the Debtor's residence; or if the Collateral is bought for business purposes, the Debtor will immediately advise the Bank in writing of any change in any of the Debtor's places of business, or the opening of any new place of business.
     10.Until default the Debtor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the agreements herein, or with the terms and conditions of any policy of insurance thereon.

     11.If any of the Collateral is at any time to be located on premises not owned by the Debtor or owned by the Debtor subject to a mortgage or other lien, the Debtor shall obtain and deliver to the Bank, an agreement in form satisfactory to the Bank, waiving the landlord's or mortgagee's or lienholder's rights to enforce any claim against the Debtor for moneys due under the lease, mortgage or other lien by levy of distraint or similar proceedings and assuring the Bank's ability to have access to the Collateral in order to exercise its rights hereunder to take possession thereof.

B.   ENVIRONMENTAL MATTERS:

     1. As used in this Agreement, the following terms shall have the following meanings: (a) "Environmental Law" means any and all applicable federal, state and local environmental laws, rules and regulations whether now existing or hereafter enacted together with all amendments, modifications and supplements thereof; (b) "Hazardous Materials" means any contaminants, hazardous substances, regulated substances, or hazardous wastes which may be the subject of liability pursuant to any Environmental Law.
     2. The Debtor represents and warrants that property owned or leased by the Debtor or any subsidiary of the Debtor is in violation of any Environmental Laws, no Hazardous Materials are present on said property and neither the Debtor nor any subsidiary of the Debtor has been identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under any Environmental Laws.
     3. The Debtor shall not use, generate, treat, store, dispose of or otherwise introduce, or permit any subsidiary to use, generate, treat, store dispose of or otherwise introduce, any Hazardous Materials into or on any property owned or leased by the Debtor, and will not, permit any subsidiary to cause, suffer, allow or permit anyone else to do so, except in an environmentally safe manner through methods which have been approved by and meet all of the standards of the federal Environmental Protection Agency and any other federal, state or local agency with authority to enforce Environmental Laws. The Debtor hereby agrees to indemnify, reimburse, defend and hold harmless the Bank and it directors, officers, agents and employees ("Indemnified Parties") for, from and against all demands, liabilities, damages, costs, claims, suits, actions, legal or administrative proceedings, interest, losses, expenses and reasonable attorney's fees (including any such fees and expenses incurred in enforcing this indemnity) asserted against, imposed on or incurred by any of the Indemnified Parties, directly or indirectly pursuant to or in connection with the application of any Environmental Law to acts or omissions occurring at any time on or in connection with any property owned or leased by the Debtor or any subsidiary of the Debtor or any business conducted thereon.

C.   DEFAULTS:

     Upon default by the Debtor in the performance of any covenant herein, or in the discharge of any other liability or obligation to the Bank, or if any warranty should prove untrue, the Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law and all rights provided herein, in the obligations mentioned above, or in any other applicable security or loan agreement, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. The Bank may require the Debtor to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and the Debtor. Any notice of sale, disposition or other intended action by the Bank, sent to the Debtor at the address specified above, or such other address of the Debtor as may from time to time be shown on the Bank's records, at least five days prior to such action, shall constitute reasonable notice to the Debtor.

D.   MISCELLANEOUS

     1. The rights and privileges of the Bank under this Agreement shall inure to the benefit of its successors and assigns. All representations, warranties and agreements of the Debtor contained in this Agreement are joint and several if the Debtor is more than one, and shall bind the Debtor's personal representatives, heirs, successors and assigns. The construction and interpretation of this Agreement and all related agreements shall be governed by the laws of the Commonwealth of Pennsylvania. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. This Agreement supplements the Debtor's obligations under any promissory notes or separate agreements with the Bank.

     2. The waiver of any default hereunder shall not be a waiver of any subsequent default.

     3. The Debtor will pay as part of the debt hereby secured all amounts including reasonable attorneys' fees, filing fees and searches, with interest thereon, incurred by the Bank in preserving its rights hereunder or in taking possession of, disposing of or preserving the Collateral after any default hereinabove described, including amounts required to satisfy liens and maintain insurance on the Collateral or to keep the Collateral in good condition and repair.

     4. CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE THE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

     5. WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY HEREBY WAIVES, AND THE BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED

            HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS AGREEMENT.


                                                   CORESTATES BANK, N.A.


     COVALENT GROUP, INC                          By /s/ IRENE HANNAN
-------------------------------------------         ----------------------------
(Name of Corporate or Partnership Debtor)              (Signature)


By /s/ WILLIAM K. ROBINSON                           IRENE HANNAN, CO
  -----------------------------------------         ----------------------------
(Authorized Signature)                            (Print Name and Title)


 William K. Robinson, CFO & Director
------------------------------------------------
        (Print Name and Title)

------------------------------------------------(Seal)
        (Signature of Individual Debtor)



------------------------------------------------
        (Print Name of Individual Debtor)


------------------------------------------------
 (Print Trade Style or Fictitious Name, if any)